GENTEX CORPORATION

Products That Look Out For You

Confidential | ©2015 Gentex Corporation 2015 Annual Meeting Of Shareholders 21 May 2015 ©2015 Gentex Corporation Exhibit 99.1

Safe Harbor
Safe Harbor for Forward-Looking Statements
This annual report contains forward-looking statements within the meaning of the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995. The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. These forward-looking statements generally can be identified by the use of words such as “anticipate”, “believe”, “could”, “estimate”, “expect”, “fore- cast”, “goal”, “hope”, “may”,
“plan”, “project”, “will”, and variations of such words and similar expressions.  Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the
Company’s results to differ materially from those described. These risks and uncertainties include, without limitation, changes in general industry or regional market conditions; changes in consumer and customer preferences for our products; our ability to be awarded new business; continued uncertainty in pricing negotiations with customers; loss of business from increased competition; customer bankruptcies or divestiture of customer brands; fluctuation in vehicle production schedules; changes in product mix; raw material shortages;
higher raw material, fuel, energy and other costs; unfavorable fluctuations in currencies or interest rates in the regions in which we operate; costs or difficulties related to the integration of any new or acquired technologies and businesses; changes in regulatory conditions; warranty and recall claims and other litigation and customer reactions thereto; possible adverse results of pending or future litigation or infringement claims; negative impact of any governmental investigations and associated litigations including securities litigations relating to the conduct of our business.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the Nasdaq Global Select Market. Accordingly, any forward-
looking statement should be read in conjunction with the additional information about risks and uncertainties identified under the heading “Risk Factors” in the Company’s latest Form 10-K and Form 10-Q filed with the SEC.
©2015 Gentex Corporation

$1,600,000,000
$1,400,000,000
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
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2015 FORECAST

GENTEX CORPORATION

Gentex Corporation - Overview
•
Established: 1974
•
Ownership: GNTX – NASDQ Global Select Market
•
Operations:
–
Headquarters & Manufacturing - Zeeland, MI
–
Sales & Logistics – England, France, Sweden,
Germany, Japan, Korea, China
•
Products:
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Automotive Auto-Dimming Rearview Mirrors
–
Automotive Electronics
–
Dimmable Aircraft Windows
–
Fire Protection Devices
•
Employees: 4,000+
•
Sales 2014: $1.38 Billion
•
Mirrors Shipped
2014:
31,079,818
•
Forecast
2015:
$1.47 - $1.54 Billion
©2015 Gentex Corporation

SMARTBEAM
Photobit
HomeLink
BY GENTEX CORPORATION
SMARTBEAM
Technologies

GENTEX CORPORATION

Corporate Milestones
1980 1990 2000 2010 2020
1998: Acquisition: CMOS Camera
Technology from Photobit
1982: Inside
Electro-Mechanical
Rearview Mirror
1987: Inside
Electro-Chromic
Rearview Mirror
1991: Outside
Electro-Chromic
Rearview Mirror
1997: Outside Convex and
Aspheric Electro-Chromic
Rearview Mirrors
ELECTRONICS, ELECTROCHROMICS, CHEMICAL DEVELOPMENT & SOFTWARE DESIGN
MICRO-ELECTRONICS & VISION SYSTEMS
GLASS BENDING & COATING
2004: SmartBeam®
Lighting Assist
Camera Systems
VIDEO DISPLAYS
2006: Video Display
Mirrors
ADAS FUNCTIONALITY
2010: Dimmable
Aircraft Windows
2012: SmartBeam ADAS
and Video Camera Systems
2014: Full Display Mirror
and video camera systems
2000: HomeLink® license,
Compass, Microphones,
Interior Lighting,
Telematics
TELEMATICS , MICROPHONES, LIGHTING, ETC.
REAR VISION SYSTEMS
2013: Acquisition: HomeLink®
from Johnson Controls
©2015 Gentex Corporation

2001
2014
IEC
IEC
OEC
OEC
Global Auto-Dimming Application Rates
IEC – Interior Electrochromic (Auto-Dimming) Mirrors
OEC – Exterior Electrochromic (Auto-Dimming) Mirrors
Confidential | ©2015 Gentex Corporation
$310MM Sales
39.3% Gross Margin
26.4% Operating Margin
21% Net Income
$1,376MM Sales
39.2% Gross Margin
29.0% Operating Margin
21% Net Income

"No one will buy a future innovation if they can't trust the quality of our products today." - Fred T. Bauer

GENTEX
CORPORATION

GENTEX CORPORATION

Performance Awards
Confidential | ©2015 Gentex Corporation
BMW
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2011 Innovation Award - SmartBeam
Fiat Chrysler
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2011 Outstanding Performance Award
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Chrysler Platinum Pentastar Award
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Chrysler Gold Pentastar Award
•
Global Supplier Award 2003 + 2005
Ford
•
2013 Technology Award – ADAS
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Total Quality Excellence
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Full Service Supplier Award
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Gold Star Award – Quality
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World Excellence Award
General Motors
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2014 Supplier of the Year (16-time winner)
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2008 GM Corporation of the Year
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Quality Excellence Award
Honda
•
2014 Excellence in Quality & Delivery Award
•
2013 Excellence in Value Award
•
2012 Excellence in Value Award
Hyundai/Kia
•
2013 Quality Excellence Award
•
2008 Supplier of the Year
Jaguar Land Rover
•
2013 Quality Excellence Award
•
2012 Quality Excellence Award
Nissan
•
Zero Defect Award (4-time winner)
•
2010 Quality Master Award
PACE Awards (Automotive News/Ernst & Young)
•
Six-time winner
•
Three-time finalist
Subaru
•
2014 Sustainability Award
•
2013 Quality and Delivery Award
•
2013 Business Partnership Award
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2013 Supplier Excellence Award
Toyota
•
2014 Diversity Award
•
2013 Excellence in Technology – SmartBeam
•
Platinum Supplier Award
•
Gold Award (5-time winner)
Volkswagen Group
•
2012 Volkswagen Group Award (Best Supplier)
Volvo
•
2013 Quality Excellence Award
•
2013 Business Partnership Award

2015 Growth Driver – Inside Frameless Mirrors • Mirrors as sophisticated as the technology they deploy • All-new frameless designs ©2015 Gentex Corporation

Curved Glass
Turn Signals
Auto-Dimming
Blind Spot
Approach Lighting

GENTEX CORPORATION

©2015 Gentex Corporation • Curved Glass – Convex – Aspheric – Flat-to-Curve • Turn Signals • Blind Spot Warning Lights • Approach Lighting 2015 Growth Driver – Outside Mirrors

HomeLink
BY GENTEX CORPORATION
Mirror
Overhead
1
2
All-New
HomeLink V

GENTEX CORPORATION

2015 Growth Driver - HomeLink®
•
Vehicle-to-Home Automation
–
Garage door openers
–
Security gates
–
Home lighting
–
Appliances and more
Wide Variety of Integration Options
Accessory Module
(Wired)
Accessory Module
(Battery)
Knock-Out
Module
©2015 Gentex Corporation

2015 Growth Driver – SmartBeam®
•
Gentex-designed CMOS imagers, cameras, and software
algorithms allow for customized ADAS
•
Mirror-integrated for optimal performance and
packaging
•
New Gen 4 imager provides ADAS functionality:
–
Auto High Beam
–
Dynamic Forward Lighting
–
LED Matrix Beam
–
Fog Detection
–
Lane Detection
–
Object Detection
©2015 Gentex Corporation

Future Growth Driver – New Markets
•
Applying Gentex new products into new markets
–
Motorcycles
–
Agricultural vehicles
–
Powersports (ATVs, snowmobiles, etc.)
–
Lawn tractors
•
Products/Technologies:
–
HomeLink®
–
SmartBeam®
–
Video Display and Camera Systems
–
Electronics and Electro-Chromics
©2015 Gentex Corporation

Future Growth Driver - Full Display Mirror
•
Dual modes:
–
Mirror Mode – operates as a standard
auto-dimming mirror; fails safe
–
Display Mode – rear video display for
optimal rear vision
•
New Gentex-designed Gen 4 high
dynamic range imager
–
Each pixel determines its own exposure
–
Ensures brightest and darkest areas of any
given scene are clear and visible
•
Custom camera integration options
•
Ideal for vehicles with
limited rear visibility
©2015 Gentex Corporation

Thank You ©2015 Gentex Corporation